These Bylaws reflect amendments through February 28, 2001

                                     BYLAWS

                                       OF

                        ROSEVILLE COMMUNICATIONS COMPANY

                                  EXHIBIT 3(b)

                                TABLE OF CONTENTS
                                                                           Page



ARTICLE 1.Offices............................................................87
         1.01  Principal Office..............................................87
         1.02  Other Offices.................................................87

ARTICLE 2.Meeting of Shareholders............................................87
         2.01  Place.........................................................87
         2.02  Annual Meeting................................................87
         2.03  Special Meetings..............................................87
         2.04  Notice of Meetings............................................88
         2.05  Manner of Giving Notice; Affidavit of Notice..................88
         2.06  Quorum........................................................89
         2.07  Adjourned Meetings and Notice Thereof.........................89
         2.08  Consent of Absentees..........................................89
         2.09  Voting........................................................90
         2.10  Shareholder Action by Written Consent Without a Meeting.......91
         2.11  Record Date for Shareholders..................................91
         2.12  Proxies.......................................................92

ARTICLE 3.Directors..........................................................93
         3.01  Powers........................................................93
         3.02  Number and Qualification of Directors.........................93
         3.03  Election and Term of Office...................................93
         3.04  Vacancies.....................................................93
         3.05  Place of Meetings and Meetings by Telephone...................94
         3.06  Annual Meeting................................................94
         3.07  Other Regular Meetings........................................94
         3.08  Special Meetings -- Call and Notice...........................94
         3.09  Waiver of Notice..............................................95
         3.10  Quorum........................................................95
         3.11  Action Without Meeting........................................95
         3.12  Adjournment -- Notice.........................................95
         3.13  Fees and Compensation.........................................95
         3.14  Indemnification...............................................96
         3.15  Committees of Directors.......................................99
         3.16  Meetings And Action of Committees............................100


ARTICLE 4.Officers..........................................................100
         4.01  Number and Titles............................................100
         4.02  Election.....................................................100
         4.03  Removal, Resignation and Disqualification....................100
         4.04  Vacancies....................................................101
         4.05  President....................................................101
         4.06  Vice President...............................................101
         4.07  Secretary....................................................101
         4.08  Chief Financial Officer......................................102
         4.09  Salaries.....................................................102



                                TABLE OF CONTENTS

                                                                           Page

ARTICLE 5.Corporate Records and Reports.....................................102
         5.01  Maintenance and Inspection of the Record of Shareholders.....102
         5.02  Maintenance and Inspection of Bylaws.........................103
         5.03  Maintenance and Inspection of Other Corporate Records........103
         5.04  Inspection by Directors......................................103
         5.05  Annual Report to Shareholders................................103
         5.06  Financial Statements.........................................103
         5.07  Annual Statement of General Information......................104

ARTICLE 6.General Corporate Matters.........................................104
         6.01  Checks, Drafts and Evidences of Indebtedness.................104
         6.02  Corporate Contracts and Instruments; How Executed............104
         6.03  Certificates for Shares......................................105
         6.04  Lost Certificates............................................105
         6.05  Representation of Shares of Other Corporations...............105

ARTICLE 7.Construction and Definitions......................................106
         7.01  Construction and Definitions.................................106

ARTICLE 8.Amendments........................................................106
         8.01  Power of Shareholders........................................106
         8.02  Power of Directors...........................................106

                                     BYLAWS

                                       OF

                        ROSEVILLE COMMUNICATIONS COMPANY

                                   ARTICLE 1.

                                     Offices

                  1.01 Principal Office.
                       -----------------
                   The principal executive office of the corporation shall be located in the City of Roseville, County of Placer, State of California. The board of directors shall have the power and authority to change the principal office from one location to another in said County.

                  1.02 Other  Offices.
                       ---------------
                   Branch or subordinate offices may be established at any time by the board of directors at any place or places where the corporation is qualified to do business.

                                   ARTICLE 2.

                            Meetings of Shareholders


                  2.01  Place.
                        ------
                   Meetings of shareholders, whether annual or special, shall be held either at the principal executive office or at any other place within or without the State of California which may be designated either by the board of directors in writing or by the written consent of all shareholders entitled to vote thereat, which consent may be given either before or after the meeting and filed with the secretary of the corporation.

                  2.02 Annual Meeting.
                       ---------------
                   The annual meeting of shareholders, after the year 1999, shall be held at the time and date each year fixed by the board of directors, or, if not so designated, then on the third Friday of May of each year. At each annual meeting, directors shall be elected and any other proper business may be transacted.

                   2.03 Special Meetings.
                        -----------------
                   (a) Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the board of directors, the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

                   (b) If a special meeting is called by any person other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the president, any vice president, or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 2.04 and 2.05 hereof, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this Section 2.03 shall be construed as limiting, fixing, or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

                        2.04  Notice of Meetings.
                              ------------------
                   (a) All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 2.05 hereof not less than ten (10) nor more than sixty (60) days before the date of the meeting. Such notice shall state the place, date and hour of the meeting and (1) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (2) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, the board of directors intends to present for election.

                   (b) If action is proposed to be taken at any meeting for approval of (1) a contract or transaction in which a director has a direct or indirect financial interest pursuant to Section 310 of the Corporations Code of California, (2) an amendment of the articles of incorporation pursuant to
Section 902 of that Code, (3) a  reorganization  of the corporation  pursuant to
Section 1201 of that Code, (4) a voluntary dissolution of the corporation pursuant to Section 1900 of that Code or (5) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares pursuant to
Section 2007 of that Code, the notice shall also state the general nature of that proposal.

                  2.05  Manner of Giving Notice; Affidavit of Notice.
                        --------------------------------------------
                   (a) Notice of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to each shareholder entitled to vote thereat at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is so given, notice shall be deemed to have been given if it is sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office or is published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

                   (b) If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given to that shareholder without further mailing if they shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice to all other shareholders.

                   (c) An affidavit of the mailing or other means of giving any notice of any shareholders' meeting may be executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, and filed and maintained in the minute book of the corporation.

                   2.06 Quorum.
                   ---------------
                   The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business at such meeting. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

                   2.07  Adjourned Meetings and Notice Thereof.
                         --------------------------------------
                   (a) Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum no other business may be transacted except as provided in Section 2.06.
                   (b) When a shareholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting, in accordance with Sections 2.04 and 2.05 hereof.

                  2.08  Consent of Absentees.
                        --------------------
                   (a) The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. Such waiver, consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 2.04(b) hereof, such waiver, consent or approval shall state the general nature of the proposal. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                   (b) Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting.

                   2.09 Voting.
                        ------
                   (a) The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section
2.11 hereof, subject to the provisions of Sections 702 to 704, inclusive, of the Corporations Code of California (relating to voting shares held by a fiduciary and others, in the name of a corporation or in joint ownership). Except as provided in subsection (b) of this Section 2.09, each outstanding share shall be entitled to one vote on each matter submitted to a vote of the shareholders. The shareholders' vote may be by voice vote or by ballot; provided, however, that any election of directors must be by ballot if demanded by any shareholder at the meeting and before the voting has begun. On any matter other than elections to office, any shareholder may vote part of his or her shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of a majority of the shares represented and voting at a duly held meeting (which shares voting affirmatively also shall constitute at least a majority of the required quorum) shall be the act of the shareholders (other than in respect of the election of directors), unless the vote of a greater number or voting by classes is required by California General Corporation Law or by the articles of incorporation.

                   (b) No shareholder shall be entitled to cumulate votes (i.e., cast for any one candidate a number of votes greater than the number of votes which such shareholder normally is entitled to cast) unless such candidate or candidates' names have been placed in nomination prior to commencement of the voting and a shareholder has given notice at the meeting prior to commencement of the voting of the shareholder's intention to cumulate his or her votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate his or her votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled or distribute the shareholder's votes on the same principle among any or all of the candidates. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected.



                  2.10 Shareholder Action by Written Consent Without a Meeting.
                       -------------------------------------------------------
                   (a) Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of an election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the board of directors that has not been filled by the directors, if such vacancy was created other than by removal, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent or the shareholder's proxy holders or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary, but may not do so thereafter.

                   (b) If the consents of all shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such shareholders has not been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting to those shareholders entitled to vote who have not consented in writing. This notice shall be given in the manner specified in Section 2.05 hereof. In the case of approval of (1) contracts or transactions in which a director has a direct or indirect financial interest pursuant to Section 310 of the Corporations Code of California, (2) indemnification of agents of the corporation pursuant to Section 317 of that Code, (3) a reorganization of the corporation pursuant to Section 1201 of that Code or (4) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares pursuant to Section 2007 of that Code, the notice shall be given at least (10) ten days before the consummation of any action authorized by that approval.

                  2.11  Record Date for Shareholders.
                        ----------------------------
                   (a) For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten days before the date of any such meeting nor more than sixty (60) days before any other action.

                   (b) If the board of directors does not fix a record date, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.
                   (c) If the board of directors does not fix a record date, the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

                   (d) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto or the sixtieth (60th) day before the date of such other action, whichever is later.

                   (e) Only shareholders of record at the close of business on the record date shall be entitled to notice and to vote or to receive the dividend distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the California General Corporation Law.

                   2.12 Proxies.
                        -------
                   (a) Every person entitled to vote shares (including voting by written consent) may authorize another person or other persons to act by proxy with respect to such shares. "Proxy" means a written authorization signed or an electronic transmission authorized by a shareholder or the shareholder's attorney-in-fact giving another person or persons power to vote with respect to the shares of such shareholder. "Signed" for the purpose of this Section means the placing of the shareholder's name or other authorization on the proxy (whether by manual signature, typewriting, telegraphic, or electronic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. A proxy may be transmitted by an oral telephone transmission if it is submitted with information from which it may be determined that the proxy was authorized by the shareholder, or his or her attorney-in-fact.

                   (b) A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (1) revoked by the person executing it, before the vote pursuant to that proxy, by (i) a writing delivered to the corporation stating that the proxy is revoked, (ii) by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting or (iii) as to any meeting, by attendance at such meeting and voting in person by the person executing the proxy, or (2) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy.

                   (c) The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Corporations Code of California.

                                   ARTICLE 3.

                                   Directors

                  3.01  Powers.
                       --------
                   Subject to limitations of the articles of incorporation, these bylaws and the California General Corporation Law as to action to be authorized or approved by shareholders, and subject to the duties of directors as prescribed by these bylaws, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

                  3.02  Number and  Qualification  of  Directors.
                        ----------------------------------------
                   The number of directors of the corporation shall be not less than five (5) nor more than nine (9). The exact number of directors shall be eight (8) until changed, within the limits specified above, by an amendment of this Section 3.02, duly adopted by the board of directors or by the shareholders. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two thirds percent (16 2/3%) of the outstanding shares entitled to vote thereon.

                  3.03  Election and Term of Office.
                        ----------------------------
                   At each annual meeting of the shareholders, directors shall be elected to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.
                  3.04  Vacancies.
                        ---------
                   (a) A vacancy on the board of directors shall be deemed to exist when any authorized position of director is not filled by a duly elected director, whether caused by death, resignation, removal, change in the authorized number of directors or otherwise.

                   (b) The board of directors may remove for cause any director who has been declared of unsound mind by an order of court or convicted of a felony.

                   (c) Any or all of the directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote, subject to the provisions of Section 303 of the Corporations Code of California.

                   (d) Vacancies on the board of directors may be filled by a majority of the directors then in office, or, if the number of directors then in office is less than a quorum, by (1) the unanimous written consent of directors then in office, (2) the affirmative vote of a majority of directors then in office at a meeting complying with Section 307 of the Corporation Code of California, or (3) a sole remaining director, except that a vacancy created by the removal of a director may be filled only by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote.

                   (e) Each director elected to fill a vacancy shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

                   (f) The shareholders may elect a director at any time to fill any vacancy not filled by the board of directors. Any such election by written consent shall require the consent of the holders of a majority of the outstanding shares entitled to vote.

                   (g) Any director may resign effective on giving written notice to the president, the secretary or the board of directors. The notice may specify that the resignation is effective at a later time, in which case a successor may be elected to take office when the resignation becomes effective.

                   (h) Reduction of the authorized number of directors shall not have the effect of removing any director prior to the expiration of the director's term of office.

                  3.05  Place of Meetings and Meetings by Telephone.
                        -------------------------------------------

                   (a) Regular meetings of the board of directors may be held at any place within or without the State of California that has been designated from time to time by resolution of the board of directors. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation.

                   (b) Special meetings of the board of directors shall be held at any place within or without the State of California that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

                   (c) Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another. All such directors shall be deemed to be present in person at the meeting.

                  3.06 Annual Meeting.
                       ---------------
                   Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meeting shall not be required.

                  3.07 Other  Regular  Meetings.
                       ------------------------
                   Other regular meetings of the board of directors may be held without notice at such time as shall from time to time be fixed by the board of directors.

                  3.08  Special Meetings -- Call and Notice.
                        -----------------------------------
                   (a) Special meetings of the board for any purpose or purposes may be called at any time by the president, any vice president, the secretary or any two (2) directors.

                   (b) Notice of the time and place of special meetings shall be
(1) delivered personally or by telephone or telegraph at least forty-eight (48) hours in advance of the meeting or (2) sent by first-class mail, postage prepaid, at least four days in advance of the meeting. The notice or waiver of notice need not specify the purpose of the meeting.

                  3.09 Waiver of Notice.
                       -----------------
                   The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present, and if, either before or after the meeting, each of the directors not present signs a written waiver of the notice, a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to that director.

                  3.10 Quorum.
                       -------
                   A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 hereof. Every act or decision by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, unless a greater number is required by law or by the articles of incorporation. Business may continue to be transacted at a meeting at which a quorum is initially present notwithstanding the withdrawal of directors, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

                  3.11 Action Without Meeting.
                       -----------------------
                   Any action required or permitted to be taken by the board of directors may be taken without a meeting if all members of the board of directors individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board of directors. Action by written consent shall have the same force and effect as the unanimous vote of the board of directors.

                  3.12  Adjournment  --  Notice.
                        ------------------------
                   A majority of the directors present, whether or not a quorum is present, may adjourn any directors' meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to all directors not present at the time of the adjournment.

                  3.13 Fees and  Compensation.
                       -----------------------
                   Directors shall not receive any stated salary for their services as directors, but, by resolution of the board of directors, a fixed fee, with or without expenses of attendance, may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation therefor.

                  3.14  Indemnification.
                        ---------------
                   (a) For the purpose of this Section 3.14, "agent" means any person who is or was a director, officer, employee, or other agent of this corporation, or is or was serving at the request of this corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of this corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under Section (d) or Section (e)(iii) of this Section 3.14.

                   (b) This corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of this corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of this corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

                   (c) This corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of this corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of this corporation. No indemnification shall be made under this Section 3.14(c) for any of the following:

                       (i) In respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to this corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

                       (ii) Of amounts paid in settling or otherwise disposing of a pending action without court approval; or

                       (iii) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

                   (d) To the extent that an agent of this corporation has been successful on the merits in defense of any proceeding referred to in Section (b) or (c) of this Section 3.14 or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

                   (e) Except as provided in Section (d) of this Section 3.14, any indemnification under this Section shall be made by this corporation only if authorized in the specific case upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections (b) and (c) of this Section 3.14, by any of the following:

                       (i) A majority vote of a quorum consisting of directors who are not parties to such proceeding; or

                       (ii) If such a quorum of directors is not obtainable, by independent legal counsel in a written opinion; or

                       (iii) Approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon. For the purposes of this subsection, "approval of the shareholders" means approved or ratified by the affirmative vote of a majority of the shares of this corporation represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively shall also constitute at least a majority of the required quorum) or by the written consent signed by the holders of a majority of the outstanding shares entitled to vote, which written consent shall be procedurally procured in the manner provided by law; or

                       (iv) The court in which the proceeding is or was pending upon application made by this corporation or the agent of the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by this corporation.

                   (f) Expenses incurred in defending any proceeding shall be advanced by this corporation before the final disposition of the proceedings on receipt of an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Section 3.14.

                   (g) The indemnification provided by this Section 3.14 shall not be exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders, or vote of disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the Articles of Incorporation of this corporation. Nothing contained in this Section 3.14 shall affect any right to indemnification to which persons other than directors and officers of this corporation or any subsidiary hereof may be entitled by contract or otherwise.

                   (h) No  indemnification  or advance  shall be made under this
Section 3.14, except as provided in Section (d) or Section (e)(iii), in any circumstance where it appears:

                       (i) That it would be inconsistent with a provision of the articles, bylaws, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

                       (ii) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

                   (i) Upon and in the event of a determination by the board of directors of this corporation to purchase such insurance, this corporation shall purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not this corporation would have the power to indemnify the agent against that liability under the provisions of this Section 3.14.

                   (j) This Section 3.14 does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of the corporation as defined in Section (a) of this Section 3.14. Nothing contained in this Section 3.14 shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Section 3.14.

                   (k) The rights to indemnity provided for in this Section 3.14 shall continue as to a person who has ceased to be a director, office, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of the person.

                   (l) If a claim under this Section 3.14 is not paid in full by the corporation within sixty days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against this corporation to recover the unpaid amount of the claim. If successful in whole or in part in any suit or in a suit brought by this corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. The indemnitee's failure to meet any applicable standard of conduct set forth in the General Corporation Law of the State of California shall (i) be a defense in any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) and (ii) entitle this corporation to recover expenses advanced pursuant to an undertaking that this corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee failed to meet applicable standards of conduct. Neither the failure of this corporation (including the Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met any applicable standard of conduct set forth in the General Corporation Law of the State of California, nor an actual determination by this corporation (including the Board of Directors, independent legal counsel, or its shareholders) that the indemnitee has not met any such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by this corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Section 3.14 or otherwise shall be on the corporation.

                   (m) The Board of Directors may, without shareholder approval, authorize the corporation to enter into agreements, including any amendments or modifications thereto, with any of its directors, officers or other persons described in paragraph (a) providing for indemnification of such persons to the maximum extent permitted under applicable law and the corporation's Articles of Incorporation and Bylaws.

                  3.15  Committees of Directors.
                        -----------------------
                   The  board of  directors  may,  by  resolution  adopted  by a
majority  of  the  authorized  number  of  directors,   designate  one  or  more
committees, each consisting of two (2) or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

                   (a) the approval of any action which, under the General Corporation Law of California, also requires shareholders' approval or approval of the outstanding shares;

                   (b) the filling of vacancies on the board of directors or in any committee;

                   (c) the fixing of compensation of the directors for serving on the board or on any committee;

                   (d) the amendment or repeal of bylaws or the adoption of new bylaws;

                   (e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

                   (f) a distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

                   (g) the appointment of any other committees of the board of directors or the members thereof.

                  3.16 Meetings And Action of Committees.
                       ---------------------------------

                   Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Sections 3.05 (place of meetings), 3.06 and 3.07 (regular meetings),
3.08 (special meetings and notice), 3.09 (waiver of notice), 3.10 (quorum), 3.11 (action without meeting), and 3.12 (adjournment and notice), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time of regular meetings of committees may be determined by resolution of the board of directors as well as by resolution of the committee; special meetings of committees may also be called by resolution of the board of directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

                                   ARTICLE 4.

                                    Officers

                  4.01 Number and Titles.
                       ------------------
                   The officers of the corporation shall be a president, a vice president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more additional vice presidents, one or more assistant secretaries, one or more assistant treasurers and such other officers as may be appointed by the board of directors, each of whom shall hold office for such period, have such authority and perform such duties as the board of directors may from time to time determine. Officers other than the chairman of the board need not be directors. Any number of offices may be held by the same person.

                  4.02 Election.
                       ---------
                   The officers of the corporation shall be chosen by and serve at the pleasure of the board of directors, subject to the rights, if any, of an officer under any contract of employment. Each officer of the corporation shall hold office until such person resigns or is removed or until a successor is elected and has qualified or until such person becomes disqualified to serve.

                   4.03    Removal, Resignation and Disqualification.
                           -----------------------------------------

                   (a) Subject to the rights, if any, of an officer under a contract of employment, any officer may be removed, either with or without cause, by the board of directors or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

                   (b) Any officer may resign at any time by giving written notice to the board of directors, president, or secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation shall be without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

                  4.04  Vacancies.
                       -----------
                   A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

                  4.05  President.
                        ----------
                   The president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the corporation. In the absence or disability of the chairman of the board, the president shall preside at all meetings of the shareholders and at all meetings of the board of directors. The president shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

                  4.06 Vice  President.
                       ----------------
                   In the absence or disability of the president, the vice presidents in order of their rank as fixed by the board of directors, or if not ranked, the vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or these bylaws.

                  4.07  Secretary.
                        ---------
                   (a) The secretary shall keep, or cause to be kept at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings and actions of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

                   (b) The secretary shall keep or cause to be kept at the principal executive office a record of shareholders or a duplicate record of shareholders, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

                   (c) The secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the board of directors required by these bylaws to be given and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

                  4.08  Chief Financial Officer.
                        -----------------------

                   (a) The chief financial officer (who may also use the title of treasurer) shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all times be open to inspection by any director.

                   (b) The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. Such person shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.
                  4.09  Salaries.
                        --------
                   The salaries of the officers shall be fixed from time to time by the board of directors, and no officer shall be prevented from receiving such salary by reason of the fact that such person is also a director of the corporation.

                                   ARTICLE 5.

                          Corporate Records and Reports

                   5.01   Maintenance   and   Inspection   of  the   Record   of
                          Shareholders.
                          ------------------------------------------------------
                   (a) The corporation shall keep at its principal executive office a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

                   (b) A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation may inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours on five (5) days' prior written demand upon the corporation.

                   (c) The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate.

                   (d) Any inspection and copying under this Section 5.01 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

                  5.02  Maintenance  and Inspection of Bylaws.
                        --------------------------------------
                   The corporation shall keep at its principal executive office, or, if its principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the bylaws as amended to date.

                  5.03 Maintenance and Inspection of Other Corporate Records.
                       -----------------------------------------------------
                   (a) The accounting books and records and minutes of proceedings of the shareholders and the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

                   (b) The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interest as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

                  5.04  Inspection by Directors.
                        ------------------------
                   Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

                  5.05  Annual  Report to  Shareholders.
                        --------------------------------
                   The annual report to shareholders referred to in Section 1501 of the Corporations Code of California is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the shareholders of the corporation as they consider appropriate.

                  5.06  Financial Statements.
                        --------------------
                   (a) A copy of any annual, semi-annual or quarterly income statements and any accompanying balance sheets that have been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.
                   (b) If no annual report for the last fiscal year has been sent to shareholders, the corporation shall, upon the written request of any shareholder made more than one hundred twenty (120) days after the close of such fiscal year, deliver or mail the annual report to the person making the request within thirty (30) days thereafter. A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation may make a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than thirty (30) days before the date of the request, a balance sheet of the corporation as of the end of that period and an annual report for the last fiscal year if none has been sent to shareholders. The chief financial officer shall deliver personally or mail the statement or statements requested to the person making the request within thirty
(30) days after the receipt of the request.

                   (c) The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

                  5.07 Annual Statement of General Information.
                       ----------------------------------------
                   The corporation shall file with the Secretary of State of the State of California, on the prescribed form, a statement setting forth the authorized number of directors, the names and complete business or residence addresses of all incumbent directors, the names and complete business or residence addresses of the chief executive officer, secretary and chief financial officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the corporation, together with a designation of the agent of the corporation for the purpose of service of process, all in compliance with Section 1502 of the Corporations Code of California.

                                   ARTICLE 6.

                            General Corporate Matters

                  6.01 Checks, Drafts and Evidences of Indebtedness.
                       ---------------------------------------------
                   All checks, drafts, or other orders for payment of money, notes or other evidence of indebtedness issued in the name of or payable to the corporation shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

                  6.02 Corporate  Contracts and Instruments;  How Executed.
                       ----------------------------------------------------
                   The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.




                  6.03  Certificates for Shares.
                        -----------------------
                   (a) A certificate or certificates for shares of the capital stock of the corporation shall be issued to each shareholder when such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid.

                   (b) All certificates shall be signed in the name of the corporation by the president or vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate shall cease to be that officer, transfer agent or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent or registrar at the date of issue.

                  6.04 Lost Certificates.
                       ------------------
                   Except as provided in this section, no new certificate for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is alleged to have been lost, stolen or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

                  6.05  Representation  of  Shares  of Other  Corporations.
                        ---------------------------------------------------
                   The president, any vice president or any other person authorized by resolution of the board of directors or by any of the foregoing designated officers is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority granted to these officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.





                                   ARTICLE 7.

                          Construction and Definitions

                  7.01 Construction and Definitions.
                       -----------------------------
                   Unless the context requires otherwise, the general provisions, rules of construction and definitions in the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular and the term "person" includes both a corporation and a natural person.

                                   ARTICLE 8.

                                   Amendments

                  8.01 Power of Shareholders.
                  ---------------------------
                   New bylaws may be adopted or these bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote.

                  8.02 Power of Directors.
                  ------------------------
                   Subject to the right of  shareholders  as provided in Section
8.01 to adopt, amend, or repeal bylaws, bylaws other than a bylaw or amendment thereof changing the authorized number of directors may be adopted, amended or repealed by the board of directors.